UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	900 Long Ridge Road, Building 2 Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Early Settlement of Exchange Offers

On February 12, 2025 (the “Early Settlement Date”), Primo Brands Corporation (the “Company” or “Primo Brands”) announced that two of its indirect, wholly owned subsidiaries, Primo Water Holdings Inc. (the “Primo Issuer”) and Triton Water Holdings, Inc. (the “BlueTriton Issuer” and, together with the Primo Issuer, the “Issuers”), completed the early settlement for Existing Notes (as defined below) validly tendered and accepted by the Issuers in the previously announced separate private offers to exchange (collectively, the “Offers”) the three series of outstanding senior notes issued by either Issuer (collectively, the “Existing Notes”) for a combination of New Notes (as defined below) of the applicable series and cash.

Pursuant to the Offers, the aggregate principal amounts of the Existing Notes set forth below were validly tendered and accepted and subsequently cancelled (collectively, the “Tendered Notes”):

•	€439,237,000 aggregate principal amount of the Primo Issuer’s 3.875% Senior Notes due 2028 (the “Existing Primo 2028 Notes”);

•

$746,331,000 aggregate principal amount of the Primo Issuer’s 4.375% Senior Notes due 2029 (the “Existing Primo 2029 Notes” and, together with the Existing Primo 2028 Notes, the “Existing Primo Notes”); and

•	$699,072,000 aggregate principal amount of the BlueTriton Issuer’s 6.250% Senior Notes due 2029 (the “Existing BlueTriton Notes” and, together with the Existing Primo Notes, the “Existing Notes”).

Following such cancellation, the aggregate principal amounts of the Existing Notes set forth below remain outstanding:

•	€10,763,000 aggregate principal amount of the Existing Primo 2028 Notes;

•	$3,669,000 aggregate principal amount of the Existing Primo 2029 Notes; and

•	$13,951,000 aggregate principal amount of the Existing BlueTriton Notes.

In connection with the early settlement of the Offers, the Issuers have co-issued (i) €439,237,000 aggregate principal amount of their new 3.875% Senior Secured Notes due 2028 (the “New Secured Euro Notes”), and will pay an aggregate of €1,098,092.50 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing Primo 2028 Notes, (ii) $746,331,000 aggregate principal amount of their new 4.375% Senior Secured Notes due 2029 (the “New Secured Dollar Notes” and, together with the New Secured Euro Notes, the “New Secured Notes”), and will pay an aggregate of $1,865,827.50 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing Primo 2029 Notes, and (iii) $699,072,000 aggregate principal amount of their new 6.250% Senior Notes due 2029 (the “New Unsecured Notes” and, together with the New Secured Notes, the “New Notes”), and will pay an aggregate of $1,747,680.00 in cash consideration, excluding accrued and unpaid interest, in exchange for the validly tendered and accepted Existing BlueTriton Notes.

New Secured Notes

The New Secured Euro Notes and the New Secured Dollar Notes were issued pursuant to an indenture, dated as of February 12, 2025 (the “New Secured Notes Indenture”), by and among the Issuers, the guarantors party thereto, and Wilmington Trust, National Association, as trustee and notes collateral agent, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as Euro registrar.

The New Secured Euro Notes will bear interest at a rate of 3.875% per annum, which shall be payable semi-annually on April 30 and October 31 of each year, commencing on April 30, 2025. The New Secured Euro Notes will mature on October 31, 2028. The New Secured Dollar Notes will bear interest at a rate of 4.375% per annum, which shall be payable semi-annually on April 30 and October 31 of each year, commencing on April 30, 2025. The New Secured Dollar Notes will mature on April 30, 2029.

Upon not less than 10 nor more than 60 days’ notice, the Issuers may redeem the New Secured Notes, at their option, in whole at any time or in part from time to time, subject to the payment of a redemption price, together with accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. The redemption price includes a call premium that varies from 0.969% to 0%, in the case of the New Secured Euro Notes, or from 2.188% to 0%, in the case of the New Secured Dollar Notes, in each case, depending on the year of redemption.

In connection with any tender offer, other offer to purchase, or exchange offer for the New Secured Notes, including pursuant to a change of control, alternate offer, or asset sale offer, each as defined in the New Secured Notes Indenture, if not less than 90.0% of the New Secured Notes of the applicable series outstanding are purchased or exchanged by the Issuers or a third party, the Issuers or such third party will have the right to redeem, purchase, or exchange, as applicable, all New Secured Notes of such series that remain outstanding following such purchase or exchange, as applicable, (i) in the case of a tender offer or other offer to purchase, at the price paid to holders of New Secured Notes of the applicable series in such purchase (excluding any early tender premium, to the extent paid in connection with a tender offer, or accrued and unpaid interest paid to such other holders) or (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer, in each case, plus, to the extent not otherwise included in the consideration paid, accrued and unpaid interest, if any, to, but excluding, the date of redemption, purchase, or exchange. The holders of the New Secured Notes will also have the right to require the Issuers to repurchase their New Secured Notes upon the occurrence of a change in control at an offer price equal to 101.0% of the principal amount of the New Secured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The New Secured Notes will be guaranteed by the Company and substantially all of the Company’s material, wholly-owned domestic subsidiaries, subject to certain customary exceptions (together with the Company, the “Guarantors”). The New Secured Notes and related guarantees are the Issuers’ and Guarantors’ senior secured obligations. In addition, the New Secured Notes will be secured on a first lien basis by substantially all of the assets of each of the Issuers and such Guarantors, subject to certain customary exceptions, which liens shall be pari passu with the liens securing the Amended Credit Agreement (as defined below).

The New Secured Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock, or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries. Many of the covenants contained in the New Secured Indenture will not be applicable, and the guarantees of the New Secured Notes will be released, during any period when the New Secured Notes have an investment grade rating.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the New Secured Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Current Report”), and is incorporated by reference herein.

New Unsecured Notes

The New Unsecured Notes were issued pursuant to an indenture, dated as of February 12, 2025 (the “New Unsecured Notes Indenture”), by and among the Issuers, the guarantors party thereto, and Wilmington Trust, National Association, as trustee.

The New Unsecured Notes will bear interest at a rate of 6.250% per annum, which shall be payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2025. The New Unsecured Notes will mature on April 1, 2029.

Upon not less than 10 nor more than 60 days’ notice, the Issuers may redeem the New Unsecured Notes, at their option, in whole at any time or in part from time to time, subject to the payment of a redemption price, together with accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. The redemption price includes a call premium that varies from 3.125% to 0%, depending on the year of redemption.

In connection with any tender offer, other offer to purchase, or exchange offer for the New Unsecured Notes, including pursuant to a change of control, alternate offer, or asset sale offer, each as defined in the New Unsecured Notes Indenture, if not less than 90.0% of the New Unsecured Notes outstanding are purchased or exchanged by the Issuers or a third party, the Issuers or such third party will have the right to redeem, purchase, or exchange, as applicable, all New Unsecured Notes that remain outstanding following such purchase or exchange, as applicable, (i) in the case of a tender offer or other offer to purchase, at the price paid to holders of New Unsecured Notes in such purchase (excluding any early tender premium, to the extent paid in connection with a tender offer, or accrued and unpaid interest paid to such other holders) or (ii) in the case of an exchange offer, for the same consideration provided in such exchange offer, in each case, plus, to the extent not otherwise included in the consideration paid, accrued and unpaid interest, if any, to, but excluding, the date of redemption, purchase, or exchange. The holders of the New Unsecured Notes will also have the right to require the Issuers to repurchase their New Unsecured Notes upon the occurrence of a change in control at an offer price equal to 101.0% of the principal amount of the New Unsecured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The New Unsecured Notes will be guaranteed by the Guarantors. The New Unsecured Notes and related guarantees are the Issuers’ and Guarantors’ senior unsecured obligations.

The New Unsecured Indenture contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock, or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries. Many of the covenants contained in the New Secured Indenture will not be applicable, and the guarantees of the New Unsecured Notes will be released, during any period when the New Unsecured Notes have an investment grade rating.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the New Unsecured Indenture, a copy of which is filed as Exhibit 4.4 to this Current Report, and is incorporated by reference herein.

Credit Facilities Transactions

Substantially concurrently with the issuance of the New Notes on the Early Settlement Date, the Company (i) repaid all amounts outstanding, and terminated commitments, under the Existing BlueTriton Revolving Credit Facility (as defined below), (ii) repaid all amounts outstanding, and terminated commitments, under the Existing Primo Revolving Credit Facility (as defined below), and (iii) entered into an amendment (the “Fourth Amendment”), which amended that certain First Lien Credit Agreement, dated as of March 31, 2021 (as amended prior to the effectiveness of the Fourth Amendment, the “Existing Credit Agreement” and as further amended by the Fourth Amendment, the “Amended Credit Agreement”), by and among the BlueTriton Issuer, as borrower, Triton Water Intermediate, Inc., the other entities identified as borrowers, the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative and collateral agent, and the other lenders party thereto (the transactions referred to in clauses (i) through (iii), the “Credit Facilities Transactions”). The Fourth Amendment amended the Existing Credit Agreement to, among other things, (x) reprice the Company’s existing term loan facility (the “Term Loan Facility”), and to make related changes to effect such repricing, and (y) provide for a new revolving credit facility (the “Revolving Credit Facility”).

Term Loan Facility

The Term Loan Facility consists of term loans denominated in U.S. dollars. Immediately following the Credit Facilities Transactions, the Company had $3,098.0 million of outstanding borrowings under the Term Loan Facility, which will mature in March 2028. Borrowings under the Term Loan Facility will amortize in equal quarterly installments in an amount equal to 1.00% per annum of the principal amount.

The interest rate margin applicable to borrowings under the Term Loan Facility will be, at the Company’s option, either (1) the base rate (which is the highest of (x) the overnight federal funds rate, plus 0.50%, (y) the prime rate on such day, and (z) the one-month Secured Overnight Financing Rate (“SOFR”) published on such date, plus 1.00%), plus an applicable margin, or (2) one-, three- or six-month SOFR or, if available from all lenders, 12-month SOFR, or any shorter period less than one month (as may be consented to by each applicable lender thereunder), plus an applicable margin. The applicable margin for SOFR loans under the Term Loan Facility will be 2.25%. The Term Loan Facility is subject to a SOFR floor of 0.50%.

The Company may voluntarily prepay loans or reduce commitments under the Term Loan Facility, in whole or in part, subject to minimum amounts, with prior notice, but without premium or penalty (other than a 1.00% premium on any prepayment in connection with a repricing transaction prior to the date that is six months after the Early Settlement Date. The Company is required to prepay the Term Loan Facility with 100% of the net cash proceeds of certain asset sales (such percentage subject to reduction based on the achievement of specific leverage ratios), 100% of the net cash proceeds of certain debt issuances, and 50% of excess cash flow (such percentage subject to reduction based on the achievement of specific leverage ratios), in each case, subject to certain reinvestment rights and other exceptions.

The obligations under the Term Loan Facility are guaranteed by the Guarantors. The Term Loan Facility is secured by a first-priority lien on substantially all of the Issuers’ and the Guarantors’ current and fixed assets (subject to certain exceptions), subject to certain permitted liens.

The Term Loan Facility contains customary negative covenants generally consistent with those applicable to the New Notes, including, but not limited to, restrictions on the ability of the Company and its restricted subsidiaries to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, pay dividends or make other restricted payments, optionally prepay or modify terms of certain junior indebtedness, sell or otherwise transfer certain assets, or enter into transactions with affiliates (in each case subject to permitted exceptions).

Revolving Credit Facility

The Revolving Credit Facility provides for revolving loans, swing line loans, and letters of credit in an aggregate amount of up to $750.0 million and will mature in February 2030 (subject to a springing maturity based on conditions set forth in the Amended Credit Agreement).

The interest rate margin applicable to borrowings under the Revolving Credit Facility will be, at the Company’s option, either (1) the base rate (which is the highest of (x) the overnight federal funds rate, plus 0.50%, (y) the prime rate on such day, and (z) the one-month SOFR published on such date, plus 1.00%), plus an applicable margin or (2) one-, three- or six-month SOFR or, if available from all lenders, 12-month SOFR or any period less than one month (as may be consented to by each applicable lender thereunder), plus an applicable margin. The applicable margin for SOFR loans under the Revolving Credit Facility ranges from SOFR plus 2.25% to 1.50%, based on the achievement of certain first lien net leverage ratios. The Revolving Credit Facility is subject to a SOFR floor of 0.00%.

The Company is required to make prepayments under the Revolving Credit Facility at any time when, and to the extent that, the aggregate amount of the outstanding loans and letters of credit under the Revolving Credit Facility exceeds the aggregate amount of commitments in respect of the Revolving Credit Facility.

The Revolving Credit Facility contains customary covenants, including, but not limited to, restrictions on the ability of the Company and its subsidiaries to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, make acquisitions, loans, advances, or investments, pay dividends or make other restricted payments, sell or otherwise transfer assets, optionally prepay or modify terms of certain junior indebtedness, enter into transactions with affiliates, or change our line of business (in each case subject to permitted exceptions).

The Revolving Credit Facility requires the maintenance of (i) a first lien net leverage ratio of less than or equal to 5.00 to 1.00, with no step-downs, and a 0.50 to 1.00 step-up for any four fiscal quarter period in which a material acquisition is consummated, and (ii) a minimum interest coverage ratio of 2.00 to 1.00 at the end of each fiscal quarter.

The foregoing descriptions of the Term Loan Facility and Revolving Credit Facility do not purport to be complete and are qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report, and is incorporated by reference herein.

Effectiveness of Supplemental Indentures; Release of Guarantees of Existing Primo Notes

As previously announced, on February 7, 2025, following receipt of the requisite consents in the Issuers’ solicitation of consents (the “Consent Solicitations”) from eligible holders of Existing Notes:

•

the Primo Issuer, BNY Trust Company of Canada, as Canadian trustee (the “Primo Canadian Trustee”), and The Bank of New York Mellon, as U.S. trustee (together with the Primo Canadian Trustee, the “Primo Notes Trustees”), entered into that certain Second Supplemental Indenture (the “Primo 2028 Notes Supplemental Indenture”) to the indenture (the “Primo 2028 Notes Indenture”) governing the Existing Primo 2028 Notes to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the Primo 2028 Notes Indenture as well as to release the note guarantee of each guarantor of the Existing Primo 2028 Notes (collectively, the “Primo 2028 Notes Amendments”);

•

the Primo Issuer and the Primo Notes Trustees entered into that certain Second Supplemental Indenture (the “Primo 2029 Notes Supplemental Indenture”) to the indenture (the “Primo 2029 Notes Indenture”) governing the Existing Primo 2029 Notes to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the Primo 2029 Notes Indenture as well as to release the note guarantee of each guarantor of the Existing Primo 2029 Notes (collectively, the “Primo 2029 Notes Amendments”); and

•

the BlueTriton Issuer, the guarantors named therein, and Wilmington Trust, National Association, as trustee (the “BlueTriton Notes Trustee”), entered into that certain First Supplemental Indenture (the “BlueTriton Notes Supplemental Indenture” and, together with the Primo 2028 Notes Supplemental Indenture and the Primo 2029 Notes Supplemental Indenture, the “Supplemental Indentures”) to the indenture (the “BlueTriton Notes Indenture”) governing the Existing BlueTriton Notes to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the BlueTriton Notes Indenture (collectively, the “BlueTriton Amendments” and, together with the Primo 2028 Notes Amendments and the Primo 2029 Notes Amendments, the “Notes Amendments”).

On the Early Settlement Date, each of the Supplemental Indentures became effective.

The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Primo 2028 Notes Supplemental Indenture, the Primo 2029 Notes Supplemental Indenture, and the BlueTriton Notes Supplemental Indenture, copies of which are filed as Exhibits 4.6, 4.7, and 4.8 to this Current Report, respectively, and are incorporated by reference herein.

Concurrently with the effectiveness of the Supplemental Indentures, the Company entered into terminations of the guarantees of the payment obligations of the Primo Issuer with respect to the Existing Primo 2028 Notes and the Existing Primo 2029 Notes.

Item 1.02.	Termination of a Material Definitive Agreement.

Cancellation of Existing Notes

On the Early Settlement Date, the Issuers caused the Tendered Notes accepted for exchange to be delivered to the Primo Notes Trustees or BlueTriton Notes Trustee, as applicable, for cancellation. The Tendered Notes represented 97.61%, 99.51%, and 98.04% of the previously outstanding Existing 2028 Primo Notes, Existing 2029 Primo Notes, and Existing BlueTriton Notes, respectively.

Termination of Existing Revolving Credit Facilities

On the Early Settlement Date, in connection with the consummation of the Credit Facilities Transactions, the Company prepaid all amounts outstanding, and terminated commitments under, the BlueTriton Issuer’s existing revolving credit facility (the “Existing BlueTriton Revolving Credit Facility”) and the Primo Issuer’s existing revolving credit facility (the “Existing Primo Revolving Credit Facility”), in each case, at par, plus accrued and unpaid interest. As of the Early Settlement Date, there were no borrowings outstanding under either of the Existing BlueTriton Revolving Credit Facility or Existing Primo Revolving Credit Facility.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the Class B Conversion (as defined below), on the Early Settlement Date, the Company issued, in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof, 64,512,579 shares of the Company’s Class A common stock (the “Conversion Shares”) to One Rock (as defined below) upon conversion of an equal number of shares of Class B common stock of the Company held by One Rock. No commission or other remuneration was paid in connection with the Class B Conversion. Such Conversion Shares may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

The information set forth in Item 5.01 of this Current Report is incorporated into this Item 3.02 by reference.

For additional information regarding the Class A common stock, see the Company’s Form 8-A filed with the Securities and Exchange Commission on November 8, 2024.

Item 3.03	Material Modifications to Rights of Shareholders.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Supplemental Indentures becoming operative on the Early Settlement Date as well as the termination of the Existing Primo Revolving Credit Facility, among other things, (i) each of the 64,512,579 shares of the Company’s Class B common stock, which were held by an affiliate of One Rock Capital Partners, LLC (together with its affiliates, “One Rock”), was converted (the “Class B Conversion”) into one share of the Company’s Class A common stock and all of the shares of Class B common stock were retired, and (ii) One Rock is no longer subject to the limitation on voting no more than 49% of the shares of the Company’s Class A common stock outstanding, as described in the Company’s amended and restated certificate of incorporation, and is entitled to one vote per share of Class A common stock that it owns. Accordingly, the Company no longer has any outstanding shares of Class B common stock. In addition, as a result of the Class B Conversion, a change in control occurred and One Rock became the controlling person of the Company by beneficially owning 218,618,368 shares of the Company’s Class A common stock, or 57.5% of the outstanding voting stock of the Company. As a result of the Class B Conversion and consistent with the Company’s amended and restated certificate of incorporation and the Stockholders Agreement, dated as of November 7, 2024, by and between the Company and One Rock (the “Stockholders Agreement”), One Rock is now entitled to designate eight directors to serve on the Company’s Board of Directors. Additional information regarding the Stockholders Agreement is found in Item 1.01 of the Company’s Form 8-K/A filed on November 12, 2024, which information is incorporated herein by reference. No person or persons previously possessed control of the Company. One Rock has pledged 58,000,000 shares of Class A common stock as security for a margin loan. In an event of default under the margin loan agreement, the lenders may sell the shares pledged as security for the margin loan, which could, in certain circumstances, result in a future change in control of the Company.

The Offers and Consent Solicitations are being made, and the New Notes are being offered and issued, solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated January 27, 2025 pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and are not being registered under any state or foreign securities laws. The information contained in this Current Report does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*	Indenture, dated as of February 12, 2025, by and among Primo Water Holdings Inc., Triton Water Holdings, Inc., Primo Brands Corporation, the other guarantors party thereto, Wilmington Trust, National Association, as trustee and notes collateral agent, Deutsche Bank AG, London Branch, as paying agent, and Deutsche Bank Trust Company Americas, as Euro registrar, governing the 3.875% Senior Secured Notes due 2028 and the 4.375% Senior Secured Notes due 2029.

4.2	Form of 3.875% Senior Secured Note due 2028 (included as Exhibit A-2 to Exhibit 4.1).

4.3	Form of 4.375% Senior Secured Notes due 2029 (included as Exhibit A-1 to Exhibit 4.1).

Exhibit No.	Description

4.4	Indenture, dated as of February 12, 2025, by and among Primo Water Holdings Inc., Triton Water Holdings, Inc., Primo Brands Corporation, the other guarantors party thereto, and Wilmington Trust, National Association, as trustee, governing the 6.250% Senior Notes due 2029.

4.5	Form of 6.250% Senior Notes due 2029 (included as Exhibit A to Exhibit 4.4).

4.6	Second Supplemental Indenture, dated as of February 7, 2025, by and among Primo Water Holdings Inc., BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, to the Indenture, dated as of October 22, 2020, by and among Primo Water Holdings Inc., as issuer, the guarantors party thereto, BNY Trust Company of Canada, as Canadian trustee, The Bank of New York Mellon, as U.S. trustee, and The Bank of New York Mellon, London Branch, as London paying agent, governing the 3.875% Senior Notes due 2028 (incorporated by reference to Exhibit 4.1 to Primo Brands Corporation’s Current Report on Form 8-K filed with the SEC on February 10, 2024).

4.7	Second Supplemental Indenture, dated as of February 7, 2025, by and among Primo Water Holdings Inc., BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, as U.S. trustee, to the Indenture, dated as of April 30, 2021, by and among Primo Water Holdings Inc., as issuer, the guarantors party thereto, BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, as U.S. trustee, paying agent, registrar, transfer agent, and authenticating agent, governing the 4.375% Senior Notes due 2029 (incorporated by reference to Exhibit 4.2 to Primo Brands Corporation’s Current Report on Form 8-K filed with the SEC on February 10, 2024).

4.8	First Supplemental Indenture, dated as of February 7, 2025, by and among Triton Water Holdings, Inc., as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee, to the Indenture, dated as of March 31, 2021, by and among Triton Water Holdings, Inc., as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee, governing the 6.250% Senior Notes due 2029 (incorporated by reference to Exhibit 4.3 to Primo Brands Corporation’s Current Report on Form 8-K filed with the SEC on February 10, 2024).

10.1*	Fourth Amendment to Credit Agreement, dated as of February 12, 2025, by and among Primo Brands Corporation, Triton Water Holdings, Inc., Primo Water Holdings Inc., the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as administrative and collateral agent, and the other lenders party thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Certain annexes, schedules, and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: February 12, 2025	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
General Counsel & Corporate Secretary